UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:
[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

ABCI HOLDINGS, INC.
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

[ ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

Contact person: Mark L. Baum
580 Second Street, Suite 102
Encinitas, California 92024
Tel (760) 230-2300; Fax (760) 230-2305

ABCI HOLDINGS, INC.
PO Box 1688
Solana Beach, California 92075

NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

November 4, 2004

To the Shareholders of ABCI Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders dated November 4, 2004, in lieu of a special meeting of the shareholders. The following actions will be effective on or about November _____, 2004:

1.
amendment of the Company’s certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange approved by the Board of Directors, ranging from one newly issued share for each twenty shares of Common Stock (1:20) to one newly issued share for two-hundred outstanding shares of Common Stock (1:200).

2.	the Company's will change its state of incorporation from the State of Delaware to the State of Nevada.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

By Order of the Board of Directors

/s/ Mark L. Baum

Mark L. Baum
President, Chief Executive Officer
November 4, 2004

ABCI HOLDINGS, INC.
PO Box 1688
Solana Beach, California 92075

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE
SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This information statement is circulated to advise the stockholders of ABCI Holdings, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “ABCI”), of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

1.
amendment of the Company’s certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange to approved by the Board of Directors, ranging from one newly issued share for each twenty shares of Common Stock (1:20) to one newly issued share for two-thousand outstanding shares of Common Stock (1:200).

2.	the Company's will change its state of incorporation from the State of Delaware to the State of Nevada.

OUTSTANDING SHARES AND VOTING RIGHTS

Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, of which the total amount presently outstanding is 100,000,000 shares, each share being entitled to one vote.  The record date for determination of the security holders entitled to vote or give consent is October 30, 2004.  The consent of the holders of a majority of the share entitled to vote upon the matter is required for approval of the actions. The board of directors and stockholder owning 51,207,994 shares, which constitutes 51.2%, and a majority of the outstanding voting securities of ABCI, have unanimously adopted, ratified and approved resolutions to effect the actions listed above.  No other votes are required or necessary.  We anticipate effecting the reverse split within three weeks of the date this information statement is filed.

APPROXIMATE DATE OF MAILING: November ___, 2004.

Other than elections to office, none of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  None of our directors has informed us in writing that he intends to oppose any action to be taken by us.  No proposals have been received from any of our stockholders.

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively have been timely filed with the SEC and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “ABCI Holdings.” in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

1.            Reincorporation of the Company from the State of Delaware to the State of Nevada

For the reasons set forth below, the Board believes that it is the best interests of the Company, and its shareholders, to change the Company's state of incorporation from Delaware to Nevada (the “Reincorporation”). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into a newly formed Nevada Corporation, ABCI Holdings, Inc., a Nevada corporation (“ABCI Nevada”). ABCI Nevada is a wholly owned corporation recently incorporated in Nevada solely for the purpose of effecting the Reincorporation. ABCI Nevada currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and ABCI Nevada will continue to operate the Company's business under the name “ABCI Holdings, Inc.”

The shareholders holding a majority of the Company’s issued and outstanding shares have considered and voted in favor of the Reincorporation as outlined in the Agreement and Plan of Merger by and between the Company and ABCI Nevada, attached as Appendix A (the “Merger Agreement”). For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders.

Due to the nature of this proposed transaction, Shareholders are entitled to appraisal rights under Delaware General Corporations Law. Appraisal rights allow the shareholder opposing the proposed merger to receive the fair market value for the shares they own. The relevant sections setting forth the procedure for dissenting, as outlined in the Delaware General Corporations Law, are set forth in their entirety as Appendix B.

The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. In recent years, Nevada has adopted a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.

Additionally, the Nevada courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Nevada law, resulting in greater predictability with respect to corporate legal affairs. The Nevada courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

The Merger

Upon the closing of the Merger Agreement, ABCI Nevada will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement attached to this Information Statement, and the summary of the terms and conditions of the Reincorporation, as set forth below, is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, ABCI Nevada will continue to exist in its present form under the name “ABCI Holdings, Inc.” and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, ABCI Nevada will succeed to all of the assets and assume all of the liabilities of the Company.

The board of directors of ABCI Nevada (the "Nevada Board") will be comprised of the persons elected to the Company's board at the time of the merger, all directors of the Nevada Board will belong to only one (1) class. It is anticipated that the directors of ABCI Nevada will elect as officers of ABCI Nevada the same persons who are serving as directors and officers of the Company.

After the Reincorporation, the rights of shareholders and the Company's corporate affairs will be governed by the Nevada Revised Statutes (“NRS”) and by the articles of incorporation and bylaws of ABCI Nevada, instead of the Delaware General Corporations Law (the “DGCL”), and the certificate of incorporation and bylaws of the Company. A copy of the certificate of incorporation of ABCI Nevada (the "Nevada Articles") is included as Appendix C to this Information Statement. The certificate of incorporation and bylaws of the Company and the bylaws of ABCI Nevada (the "Nevada Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 580 Second Street, Suite 102, Encinitas, CA 92024.

Upon the effectiveness of the Reincorporation, each outstanding share of the authorized Common and Preferred Stock of the Company will be automatically converted into one fully paid and nonassessable share of Common Stock or Preferred Stock, of ABCI Nevada (the "Nevada Capital Stock"). Each share of Common or Preferred Stock of the Company issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

Each outstanding certificate representing shares of the Company's stock will continue to represent the same number of shares of Nevada Capital Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Nevada Capital Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ABCI NEVADA.

Following the effectiveness of the Reincorporation, ABCI Nevada will assume and continue the Company's stock option plans, if any, and the outstanding and unexercised portion of all options to purchase stock of the Company including without limitation all options outstanding under such stock plan, shall be converted into options of ABCI Nevada, such that one option for shares of the Company shall be converted into one option for an equal number of shares of ABCI Nevada. The Company's other employee benefit plans and arrangements will also be continued by ABCI Nevada upon the same terms and conditions existing before the Reincorporation.

The Reincorporation is expected to become effective as soon as practicable and all other conditions to the Reincorporation have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Reincorporation. Prior to its effectiveness, however, the Reincorporation may be abandoned by the Board if, for any reason, the Board determines that consummation of the Reincorporation is no longer advisable.

Reasons for Reincorporation from Delaware to Nevada

Nevada follows a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. These laws allow the Company’s board of directors to use their best judgment to protect the interest of the shareholders and the Company as a whole. Though Delaware is renown for its progressive corporate friendly atmosphere, the cost of maintaining a Nevada corporation is significantly less than maintaining a Delaware corporation, and Nevada law provides much the same flexibility as Delaware.

Both Nevada and Delaware law are widely considered as the favored states for incorporation, and as such they share similar statutory regulation of corporate action. However, the Company has determined that the cost of carrying out the business and operations of the Company will be reduced by the reincorporation from Delaware to Nevada.

Appraisal Rights

Delaware General Corporations Law, Section 262 provides that certain mergers and consolidations create appraisal rights, allowing shareholders to receive the fair market value of the shares owned by the dissenting shareholders. Once corporation action is proposed that created appraisal rights, the corporation is required to send notice to all shareholders informing of the creation of the appraisal rights, accompanied the relevant DGCL sections relating to the process of exercising those rights. The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

The material requirements for a shareholder to properly exercise his or her rights are summarized below. The DGCL provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions, as attached hereto, and should be carefully reviewed by any shareholder wishing to assert such right or remedy.

Once a merger or consolidation is proposed by the company, giving rise to appraisal rights, shareholders shall be notified of the proposed action 20 days prior to the effectiveness of the proposed action. Upon receiving notice each shareholder demanding appraisal rights shall deliver to the corporation a written demand setting forth the shareholder’s identity and that the shareholder intends to demand appraisal of that shareholder’s shares. Within 10 days following the effectiveness of the merger the surviving Company shall send notice to all persons in compliance with the foregoing of the effective date of the proposed transaction (the “Effective Date”).

Within 120 days of the Effective Date of the proposed transaction any shareholder in compliance with the foregoing may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such shareholders. Additionally, during this period any shareholder demanding appraisal rights shall be entitled to receive from the Company surviving the transaction, upon written request, a statement listing the aggregate number of shares voted against the transaction and the total number of stockholders that demanded appraisal rights. Within 10 days from the receipt of any request for the foregoing information the Company will prepare and mail to the requesting shareholder a statement setting forth the requested information.

At any time within 60 days of the effective date any shareholder properly demanding appraisal rights shall have the right to withdraw their objection to the proposed transaction and accept the terms and conditions thereof.

The foregoing is merely a summary of the dissenters' rights as provided within the DGCL, shareholders that are considering demanding appraisal rights are strongly encouraged to seek outside independent counsel as the rules are highly technical and there are many time sensitive issues that a dissenter must be aware of in order to preserve all rights provided under the law.

Federal Income Tax Consequences of The Reincorporation

The Reincorporation of the Company pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock (a "Holder") will not recognize gain or loss in respect of Holder's common stock as a result of the Reincorporation.

The Holder's basis in a share of ABCI Nevada will be the same as Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of ABCI Nevada will include the period during which Holder held the corresponding share of the Company, provided Holder held the corresponding share as a capital asset at the time of the Reincorporation.

In addition, neither the Company nor ABCI Nevada will recognize gain or loss as a result of the Reincorporation, nor ABCI Nevada will generally succeed, without adjustment, to the tax attributes of the Company.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger, which has the sole purpose of changing an issuer’s domicile within the United States, does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of ABCI Nevada will not be required.

2.             REVERSE STOCK SPLIT

The Company believes that the reverse split is in the best interest of the Company because it will reduce and/or diminish the perceived depressive effect of the Company having a large number of shares issued and outstanding and available for purchase in the public market. The reverse stock split will reduce the number of issued shares of the Company’s common stock based on a ratio of thirty-four issued and outstanding shares for one post-reverse split share of the Company’s common stock, as determined by the Board of Directors of the Company. The total number of shares held by each stockholder will be reclassified automatically into the number of shares equal to the number held immediately before the reverse stock split divided by the number within the range as so selected by the Board of Directors, except that fractional shares will not be issued and will be rounded up to the nearest whole share, as discussed in detail below.

Additionally, the reverse split will make available a substantial number of additional authorized, but unissued shares of common stock which will provide increased flexibility in structuring possible future financing, in taking advantage of future business opportunities such as acquisitions, and in meeting corporate needs as they arise, all without the delay and expense of calling a meeting of our stockholders to authorize an increase in authorized capital.

If for any reason the Company deems it advisable to do so, the reverse stock split may be abandoned at any time prior to its effectiveness without further action by the Company's stockholders.

Effectiveness of the Reverse Stock Split

The reverse stock split, will become effective upon the filing with the Secretary of State of the State of Nevada the Certificate of Merger (pursuant to the reincorporation as discussed herein). It is expected that this filing would take place 20 days after the mailing of the Definitive Information Statement as required under Rule 14c-2(b) of the Securities Exchange Act. The exact timing of the filing of the Articles of Amendment, however, would be determined by the Board of Directors based upon the evaluation as to when this action would be most advantageous to our stockholders. In addition, the Company reserves the right to elect not to proceed with the reverse stock split if, at any time prior to the effective time of the reverse stock split, the Company, in its sole discretion, determines that a reverse stock split of the common stock is no longer in the best interests of the Company and its stockholders.

Commencing at the effective time of the reverse stock split, each common stock certificate would be deemed for all corporate purposes to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders would be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates of common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR EXCHANGE AGENT, IF ANY.

Fractional Shares

We do not intend to issue fractional shares in connection with the reverse stock split. Stockholders that otherwise would be entitled to receive fractional shares because the number of shares of the Company’s common stock they hold is not evenly divisible by the reverse split ratio will be rounded down to the nearest whole share, not to be reduced below one share.

Effects of Reverse Stock Split

The reverse stock split will not, by itself, impact ABCI’s assets or prospects. However, the reverse stock split could result in a decrease in the aggregate market value of ABCI's equity capital. The reverse stock split may affect the liquidity of the common stock because of the reduced number of shares outstanding after the reverse stock split. Also, the reverse stock split could result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Odd-lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares. The Board believes, however, that these risks are outweighed by the benefits of the reverse stock split.

There will be no change in the terms of the common stock as a result of the reverse stock split. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the currently issued common stock now authorized. With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of common stock prior and subsequent to the reverse stock split will remain the same. Holders of ABCI common stock will have no preemptive rights.

ABCI common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, ABCI will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Options and Restricted Stock

When the reverse stock split is implemented, outstanding and unexercised options, if any, to purchase shares of ABCI common stock would be adjusted by decreasing the number of shares underlying the option and increasing the exercise price proportionately, except that if the number of shares would otherwise include a fractional share, the number of shares will be rounded down to the nearest whole share. Outstanding restricted stock awards will be similarly adjusted, in the same manner as other outstanding shares of our common stock. In addition, the number of shares of common stock that remain available for issuance under the 2004 Stock Incentive Plan will be reduced by the same ratio as the reverse stock split.

Federal Income Tax Consequences

          The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, as amended (the "Code"), the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect).

This discussion is for general information only and does not describe all of the tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their ABCI common stock as compensation). In addition, this summary is limited to stockholders that hold their ABCI common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each ABCI stockholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such holder of the reverse stock split.

We believe that the U.S. federal income tax consequences of the reverse stock split generally are as follows:

❑	No gain or loss would be recognized by ABCI upon the reverse stock split;

❑	The aggregate adjusted basis of the shares of ABCI common stock held by a stockholder following the reverse stock split would be equal to such stockholder's aggregate adjusted basis in ABCI common stock held immediately prior to the reverse stock split;

The holding period of ABCI common stock held by a stockholder following the reverse stock split would include the holding period of the shares of ABCI common stock held immediately prior to the reverse stock split.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of our common stock subject to options or other convertible securities that are presently exercisable or convertible or exercisable or convertible within 60 days of September 30, 2004 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing shares and percentage ownership of that holder, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 100,000,000 shares of common stock outstanding as of September 30, 2004.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Mark L. Baum (1) 249 South Highway 101, Suite 432 Solana Beach, California 92075	51,207,944	51.2%
All current directors and executive officers as a group (1 person)	51,207,944	51.2%
(1) Officer and/or Director

EXECUTIVE OFFICERS

All executive officers are elected by our board of directors and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

EXECUTIVE COMPENSATION

Our present director and executive officer has received no cash remuneration for services rendered to us. Previous director and executive compensation was as follows:

Summary Compensation Table
Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#s)	All Other Compensation ($)
Mark L. Baum (1)	2004 2003 2002	--- --- ---	--- --- ---	--- --- ---	$137,000 --- ---
Thomas N. Carter (2) Chief Executive Officer , Director	2002 2001 2000	--- --- ---	--- --- ---	--- --- ---	--- --- ---
    (1)  Mr. Mark Baum is the founder and senior partner of The Baum Law Firm (“TBLF”). Beginning January 15, 2004, Mr. Baum was appointed as interim CEO and Chairman, concurrently TBLF was engaged for a period of twelve months to consolidate all the Company’s outstanding debt, to dispose of Company assets, settle various pending and threatened lawsuits. As of the date hereof TBLF is continuing with these efforts.
    (2) Resigned January 15, 2003.

Pending Legal Proceedings

To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings

Except as indicated at the end of this heading, and to the knowledge of our management and during the past 10 years, no present or former director, person nominated to become one of our directors, executive officers, promoters or control persons:

(1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

(6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Compliance with Section 16(a) of the Exchange Act

All reports required to be filed pursuant to Section 16(a) of the Exchange Act have been timely filed.

Audit, Nominating and Compensation Committees

The Company has no audit, nominating or compensation committees.

OTHER INFORMATION

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to us.  Based on the copies of filings received by us, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of our equity securities registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

FORM 10-KSB

We will provide without charge a copy of our most recent report on form 10-KSB, as filed with the Securities and Exchange Commission, upon written request to the company at 580 Second Street, Suite 102, Encinitas, CA 92024.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by the Company and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Mark L. Baum

Mark L. Baum
President, Chief Executive Officer
November 4, 2004